                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): January 4, 1999

                               IMMECOR CORPORATION
        (Exact name of small business issuer as specified in its charter)
                                   CALIFORNIA
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

          333-06966                                 68-0324628
     ----------------------             ------------------------------------
     Commission file number             (I.R.S. Employer Identification No.)

                        100-105 Professional Center Drive
                           Rohnert Park, CA 94928-2137
                    (Address of principal executive offices)
                                 (707) 585-3036
              (Registrant's telephone number, including area code)

ITEM 4.       CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a) ENGAGEMENT OF NEW INDEPENDENT ACCOUNTANTS. On January 4, 1999, the Registrant's Board of Directors approved the appointment of Grant Thornton LLP ("Grant Thornton") as the Registrants principal independent accountants engaged to audit the Registrant's financial statements for the year ending December 31, 1998, in place of Dorn II who were dismissed as reported in 8-K filing dated March 15, 1999. On January 8, 1999 the above appointment was accepted by Grant Thornton.

              Prior to January 4, 1999, the Registrant had not consulted with Grant Thornton regarding the application of accounting principles; or the type of audit opinion that might be rendered on the Registrant's financial statements; or other information considered by the Registrant in reaching any decision as to the accounting, auditing or financial reporting issue; or any matter that was either the subject of a disagreement or an event (as event identified in Item 304(a) (1) (vi) of Regulation S-B).

                                    SIGNATURE
              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

                                                  Immecor Corporation

         Date:   March 20, 1998                   By:          /s/

                                                      Name: Heinot H. Hintereder
                                                      Title:  President

                                                  By:           /s/

                                                      Name: Nhon K. Tran
                                                      Title:  Acting Secretary